UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2023

Farmers & Merchants Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-38084	34-1469491
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

307 North Defiance Street, Archbold, Ohio	43502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code (419) 446-2501

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange
Common Stock, No Par Value	FMAO	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Securities Holders.

The Annual Meeting of Shareholders of Farmers & Merchants Bancorp, Inc. was held April 17, 2023. The following six matters to be decided by vote were:

1. A proposal to elect twelve (12) Directors of the Company.

The following individuals were elected as Directors of the Company to serve until the Annual Meeting of Shareholders in 2024.

	Votes Cast	Votes	Broker
	For	Withheld	Non-Vote
Andrew J. Briggs	7,372,513.48	835,940.85	2,396,293.00
Eugene N. Burkholder	7,642,728.76	565,725.57	2,396,293.00
Lars B. Eller	7,985,599.89	222,854.44	2,396,293.00
Jo Ellen Hornish	7,493,142.20	715,312.13	2,396,293.00
Jack C. Johnson	7,483,767.19	724,687.13	2,396,293.00
Lori A. Johnston	7,582,572.26	625,882.07	2,396,293.00
Marcia S. Latta	7,218,118.12	990,336.21	2,396,293.00
Steven J. Planson	7,657,963.30	550,491.03	2,396,293.00
Kevin J. Sauder	7,386,047.34	822,406.99	2,396,293.00
Frank R. Simon	7,210,738.59	997,715.74	2,396,293.00
K. Brad Stamm	7,630,206.41	578,247.92	2,396,293.00
David P. Vernon	7,705,337.30	503,117.03	2,396,293.00

2. An advisory vote on the executive compensation programs of the Company.

Votes Cast	Votes	Votes	Broker	Votes
For	Against	Abstained	Non-Vote	Uncast
7,271,131.07	677,102.25	259,520.07	2,396,293.00	700.94

3. An advisory vote on the frequency to consider the executive compensation noted in Proposal 2.

Votes Cast	Votes Cast	Votes Cast	Votes	Broker	Votes
For 1 Year	For 2 Year	For 3 Year	Abstained	Non-Vote	Uncast
4,262,566.99	269,800.27	3,104,338.27	571,047.86	2,396,293.00	700.94

4. To amend the Company's Articles of Incorporation to eliminate the preemptive right of shareholders to subscribe to additional shares of stock issued by the Company from time to time.

Votes Cast	Votes	Votes	Broker	Votes
For	Against	Abstained	Non-Vote	Uncast
7,350,510.75	645,383.19	211,859.45	2,396,293.00	700.94

5. To amend the Company's Articles of Incorporation to establish 100,000 shares of a new class of flexible preferred stock that will allow the Board of Directors to issue series of preferred stock with terms determined by the Board as desired from time to time, without further shareholder approval.

Votes Cast	Votes	Votes	Broker	Votes
For	Against	Abstained	Non-Vote	Uncast
7,026,323.34	956,154.88	225,275.17	2,396,293.00	700.94

6. An advisory vote on the ratification of the Company's appointment of the independent registered public accounting firm, FORVIS, LLP for the fiscal year ending December 31, 2023.

Votes Cast	Votes	Votes	Votes
For	Against	Abstained	Uncast
10,385,112.59	69,426.85	143,996.95	6,210.94

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

FARMERS & MERCHANTS BANCORP, INC.
(Registrant)

Dated: April 19, 2023	/s/ Lars B. Eller
Lars B. Eller
President and Chief Executive Officer

/s/ Barbara J. Britenriker
Barbara J. Britenriker
Executive Vice President and Chief Financial Officer

Safe harbor statement

Farmers & Merchants Bancorp, Inc. (“F&M”) wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995. Statements by F&M, including management’s expectations and comments, may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended. Actual results could vary materially depending on risks and uncertainties inherent in general and local banking conditions, competitive factors specific to markets in which F&M and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions, capital market conditions, or the effects of the COVID-19 pandemic, and its impacts on our credit quality and business operations, as well as its impact on general economic and financial market conditions. F&M assumes no responsibility to update this information. For more details, please refer to F&M’s SEC filing, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q. Such filings can be viewed at the SEC’s website, www.sec.gov or through F&M’s website www.fm.bank.